Investor Update
April 2007

Solid Public Company Platform
•
IPO January 1994
–
Exclusively multifamily
–
Strong public company platform
–
$3.0 billion total capitalization
•
High quality portfolio
–
Sunbelt region focus
–
137 communities; 39,971 units
–
Average age 14 years
•
Strong balance sheet
–
Debt/Market Cap of 40%
–
Growth capacity
–
Solid dividend payout ratio
•
Experienced management
–
Strong record of value creation
–
Sophisticated operations
–
Stable management team
•
Solid returns to shareholders
–
3-year return, 21.0% annual
–
Since IPO, 17.3% annual

Creating Value
•
Through Acquisitions
–
Extensive broker/owner/developer network and
regional focus generates high deal flow
–
Strong execution capabilities and balance sheet
strengths provide competitive advantages
•
Through Redevelopment
–
Heavy experience in repositioning physical appeal,
resident service, marketing and operating
processes
–
Regional focus provides sub-market and
neighborhood knowledge; up-side assessment
•
Through Operations
–
Heavy use of technology drives ability to
out-perform and generates competitive edge
–
Heavily experienced management team; strong
regional support and asset management network
•
Through Value Add New Development
–
Expansion projects provide very accretive uses of
capital and ability to leverage in-place investment
–
Generates acquisition opportunities and
relationships with merchant developers
•
Through Joint Ventures
–
Experienced JV platform; access to private capital
–
Ability to leverage operating platform

Figure 3: Interim Projections: Percent Distribution of Population Growth by Region of the United States, 2000 to 2030

60.0
50.0
40.0
30.0
20.0
10.0
0.0
5.0
7.4
52.4
35.2
Northeast
Midwest
South
West

Source: U.S. Census Bureau, Population Division, Interim State Population Projections, 2005

MAA’s investment region is expected
to capture h
igher demand for multifamily housing as compared to other regions of the U.S.
MAA	0.09%
AEC	0.05%
BRE	0.03%
PPS	0.01%
EQR	-0.01%
ESS	-0.02%
ASN	-0.03%
AIV	-0.04%
AVB	-0.04%
UDR	-0.04%
HME	-0.04%
CPT	-0.05%
“Absorption Outlook
Benefits Mid-America,…”
Employment growth vs.
new supply projections
over the next 4 years.
Source:  RBC Multifamily Research, March 2007, Exhibit 15:
Rental Absorption Forecasts – Major Apartment REITs
Focus on High Growth Region

High Growth Markets
Dallas
Atlanta
Houston
Phoenix
Tampa
Orlando
Charleston
Nashville
Austin
Raleigh
Savannah
South Florida
Others…
Stable Income Markets
Columbus
Lexington
Augusta
Columbia
Others…
Growth + Income
Markets
Jacksonville
Melbourne
Birmingham
Memphis
Greenville
Others…
Portfolio Strategy
•
Significant change in market
profile of portfolio over the last
few years; more robust market
profile
•
Higher portfolio allocation to high
growth markets
•
Captures broad benefits of high
growth region…with lower
volatility and down side
protection
•
Sophisticated operating platform
provides competitive advantages
in markets throughout the region
•
Balance sheet and strong due
diligence team provides ability to
execute an attractive “close”
program…competitive advantage
in many markets
•
More recession resistant
performance…lower volatility

MRI
Web Portal
Lease
Revenue
Optimizer
Collections
Management
Resident
Screening
Utilities
Management
Unit Interior
Renovation
Lease
Expiration
Mgmt
On-line
Resident
Solutions
Rent and Fee
Management
Unit Turn
Management
Collection Agency
Integration; real-time
Delinquency reporting
Integrated credit scoring
and background screening;
real-time processing
Utility billing company
integration; vacant
utility real-time cut-off
Detailed tracking of
improvements by unit;
real time price monitoring
Automated guidance for
optimum monthly, weekly
and daily scheduling
On-line leasing, internet
response center, payment
processing, work orders
Yield management;
automated bill-up of fees
and charges
Automated tracking and
monitoring of move-out,
get ready, show and move-in
Training and
Procedures
24/7 training availability;
high degree of control;
on-line procedures
Sophisticated Operating Platform
•
Innovative Solutions for
Key Processes
–
Marketing and leasing
–
Payment processing
–
Utility billing integration
–
Vacant utility integration
–
Pricing protocol
–
Lease expiration mgmt
–
Unit turn management
–
Operating expense efficiency
•
Cutting Edge
Technologies
–
Web based property mgmt
–
Yield management platform
–
Web based credit check
–
Web based criminal check
–
Web based leasing
–
Web based payment
process

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007E

FFO/Share
Dividend/Share
A focus on high growth
region with an expanded
allocation to more robust
markets
Disciplined investment
protocol and capital
deployment practices
High quality of
earnings; lower
volatility
Strong asset management
and property management
platforms
Combine to create more stable performance through down cycles, strong base for performance through up cycles and
higher risk adjusted performance returns through full cycles
Improved Performance Platform

Strong Internal Growth Prospects
•
MAA now positioned in seven of the top ten
national markets for job growth over the next 10
years - Austin, Phoenix, Orlando, Jacksonville,
Tampa, Dallas, Atlanta
•
Minimal exposure to condo reversion; largely
suburban locations, not concentrated in over
developed condo markets
•
Higher credit standards for mortgage loan
market will drive higher demand for apartment
housing and lengthen stay of existing customers
•
New yield management pricing platform
expected to drive “out-performance” revenue
growth results
•
Muted new supply pressures should continue for
some time
•
Redevelopment initiative across the portfolio will
continue to drive “out performance” rental
increases

Replacement value per unit	$90K - $120K
Implied value per unit based on current cap rate pricing (slide 19)	$83K - $84K
Implied price per unit based on $57/share price	$75K - $76K
Portfolio Value/Price Upside
•
Given significant cost increase of
  development sites and
construction materials, new
supply should remain in check for
some time as rents recover
•
Concrete, masonry, doors,
widows, finish material,
mechanical and electrical have
increased an average of 69.6%
over the period March ’02 to
January ’07
•
Replacement values for MAA
quality properties are running
$90K - $120K/unit
•
MAA’s portfolio of properties
ranging from B+ to A quality
appeal to largest segment of
rental market in the region

Interior Re-Position Upside
Brentwood Downs
Nashville, TN
93 Units Completed
14% rent increase
Runaway Bay
Charleston, SC
 203 Units Completed
21% rent increase
2007 Plan focused on 33 communities (total of 9,921 units represented) with another
7 communities (total of 1,788 units represented) being tested this year.  Targeting to complete 1,500 to 2,000 units this year as part of routine unit turnover.

Improving New Growth Prospects
•
Broader market focus and
expanded product focus will
widen field of opportunity for
capturing transactions
•
Regional focus and extensive
network developed over last
thirteen years generates high
deal flow
•
FL market acquisition
opportunities increasing
•
New value-add new
development will begin to make a
growing impact in late ’07 – ’08
•
JV initiative will also expand
growth opportunities

Three new “value add” new development projects currently
underway. At stabilization new units are projected to deliver
± 7.5% NOI yields and contribute $1.3M FFO ($.04 - $.05/share)
Brier Creek Phase II
Raleigh, NC
200 Units
Construction underway
Initial occupancy 2Q07
Projected stabilization
2Q08
St. Augustine at the Lake II
Jacksonville, FL
124 Units
Construction start 2Q07
Initial occupancy 4Q07
Projected stabilization
3Q08
Copper Ridge
Dallas, TX
216 Units
Construction start 2Q07
Initial occupancy 1Q08
Projected stabilization
1Q09
New “Value Add” Development

Strong Joint Venture Platform
•
Experienced with JV programs
–
Blackstone ’98 – ’01
–
Crow Holdings ’01 – ’04
–
Crow Holdings ’04 – ’06
•
Average IRR’s captured for MAA
range 30% - 38%
•
Opportunity to further “monetize”
  and leverage value of deal flow,
asset management and property
management platforms
•
Value add redevelopment program
opportunity – new fund development

62.5%
60.0%
57.5%
55.0%
52.5%
50.0%
47.5%
45.0%
42.5%
40.0%
1998
1999
2000
2001
2002
2003
2004
2005
2006
Debt/Market Cap
Debt+Pref/Market Cap

Mid-America’s balance sheet has significantly improved over the last few years.
Coverage ratios and capacity are in line with sector averages;
especially when considering lower risk investment and growth strategy.
Solid Balance Sheet Position
•
Leverage (debt + preferred as a
% of gross assets) has been
materially reduced over the last 2
years
•
Added $130MM of debt capacity
in 2006 (total $219MM current
capacity)
•
Agency credit facilities provide
cost efficient and flexible debt
financing
•
Leverage and coverage ratios
now make investment grade
corporate debt program a viable
option

FFO/share
$3.40 - $3.60
(5.1% growth at mid-point)
AFFO/share
$2.77 - $2.97
(11% growth at mid-point)
Guidance for 2007
•
Same store NOI 5% - 6%
•
$28MM new development
•
$6MM redevelopment
•
$150MM core acquisitions
•
$150MM JV acquisitions
•
Long-term value/current
  year “headwind”
–
Transition to net pricing ($.02 –
$.04)
–
Series F Preferred refi ($.02)
–
Lease up, new development ($.09)
–
Asset sales ($.02)
•
Recurring CapEx $.63/share

Exhibit 13

MAA Multiple Relative to the Apt. Average

MAA Mult. / Avg. Apt. Mult.
140%
130%
120%
110%
100%
90%
80%
70%
60%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
1/19/07
2/23/07
3/30/07
MAA
MAA Avg.

Source: Company data, Morgan Stanley Research

Exhibit 6

MAA — Historical Same Store-NOI Growth

15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
MAA
Apt Wtd Avg

Source: Company data, Morgan Stanley Research

MAA’s current relative pricing, as compared to historical trading range, should be materially higher as a result of significant improvements made to portfolio profile, operating platform
and balance sheet.
Current Pricing Opportunity

Real Estate Assets	Mkt. Cap Rate	Amount
High Growth Mkts.	5.50%	$1,758.4
Growth + Income Mkts.	5.75%	$846.8
Steady Income Mkts.	6.25%	$584.7
Lease-up and Development at Cost		$77.0
Other Assets		$54.7
Liabilities		$(1,238.3)
Preferred Stock		$(166.9)
Net Asset Value		$1,916.4
Shares/Units		27,600
Net Asset Value/Share		$69
Net Asset Value
•
Market profile of portfolio has
significantly transformed over the
last few years; more institutional
capital appeal
•
Asset quality has likewise
significantly improved over last
few years
•
Important to recognize that a
number of “small” markets have
high investor interest and very
strong performance dynamics –
very much in line with cap rates
in more traditional large
institutional markets
•
Sub-market location and property
quality matter when applying
broad market cap rate metrics

Investment Summary
•
Focus on high growth region
•
Proven investment disciplines
•
High quality of earnings
•
Competitive edge in deal flow
•
Redevelopment upside in portfolio
•
Value add new development
•
Innovative asset management
•
Aggressive property management
•
Proven JV platform & opportunity
•
Strengthened balance sheet
•
Positioned for strong performance
•
Current attractive pricing
opportunity

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995.  Such
forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s
Quarterly Report on Form 10-Q.  The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Safe Harbor Disclosure

End of Presentation

Appendix

▪
Struggling lease-up (70%
occupied) at time of acquisition
▪
MAA advantage
▪
Ability to carry asset till
stabilized
▪
Marketing expertise
▪
Extensive market
knowledge
▪
Re-staffed property
▪
Up-graded on site systems
▪
Stabilized property in 9 months
Year Acquired:	2003	Gross Investment:	$40.9M
Units:	501	Current Market Value (6% Cap Rate):	$62.0M
Purchase Price:	$40.5M	Value Created:	$21.1M
Capex-to-Date:	$.4M	Leveraged Return (Cash on Cash IRR):	38%
Lighthouse Court, Jacksonville
Creating Value: Case Study 1

Year Acquired:	1995	Gross Investment:	$12.4M
Units:	400	Current Market Value (6.5% Cap Rate):	$31.4M
Purchase Price:	$9.3M	Value Created:	$19.0M
CapEx-to-Date:	$3.1M	Leveraged Return (Cash on Cash IRR):	33%

▪
Underperforming and
undercapitalized property in
desirable sub-market
▪
Difficult resident profile
▪
MAA advantage
▪
Repositioning expertise
▪
Capital improvement expertise
▪
Repositioned resident profile
▪
Marketing expertise
▪
Repositioned property reputation
▪
Financing expertise (tax-free
bonds)
St. Augustine, Jacksonville
Creating Value: Case Study 2